Exhibit 99.37

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  August, 1998
          Series 1998-12A, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                   $         311,510.25
                                                              ------------------
        (b)    Interest                                    $       2,448,557.29
                                                              ------------------
        (c)    Total                                       $       2,760,067.54
                                                              ------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                   $         260,797.87
                                                              ------------------
        (b)    Interest                                    $       2,080,369.69
                                                              ------------------
        (c)    Total                                       $       2,341,167.56
                                                              ------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                   $          50,712.38
                                                              ------------------
        (b)    Interest                                    $         368,187.60
                                                              ------------------
        (c)    Total                                       $         418,899.98
                                                              ------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                   $          82,888.54
                                                              ------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                   $       1,031,459.26
                                                              ------------------
        (b)    Interest                                    $          13,846.13
                                                              ------------------
        (c)    Total                                       $       1,045,305.39
                                                              ------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                      $               0.00
                                                              ------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                            $               0.00
                                                              ------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                   $               0.00
                                                              ------------------
        (b)    Interest                                    $               0.00
                                                              ------------------
        (c)    Total                                       $               0.00
                                                              ------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                   $       1,227,480.39
                                                              ------------------
        (b)    Interest                                    $           6,993.41
                                                              ------------------
        (c)    Total                                       $       1,234,473.80
                                                              ------------------

12.     Pool Scheduled Principal Balance:                  $     398,008,557.18
                                                               -----------------

13.     Available Funds:                                   $       4,902,227.60
                                                               -----------------

14.     Realized Losses for prior month:                   $               0.00
                                                               -----------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                $               0.00
                                                              ------------------

17.      Compensating Interest Payment:                    $             499.40
                                                              ------------------

18.      Total interest payments:                          $       2,248,889.15
                                                              ------------------

19. Interest
                               Unpaid Class
       Accrued Certificate  Interest Shortfalls  Interest
Class       Interest                              Payable          Pay-out Rate
-----       --------                              -------          ------------
PO1    $             0.00   $           0.00   $         0.00     %  0.000000000
1A1    $       288,654.17   $           0.00   $   288,654.17     %  6.500000075
1A2    $       218,278.50   $           0.00   $   218,278.50     %  6.600000000
1A3    $       242,852.67   $           0.00   $   242,852.67     %  6.700000092
1A4    $       186,862.50   $           0.00   $   186,862.50     %  6.750000000
1A5    $        78,603.75   $           0.00   $    78,603.75     %  6.750000000
1A6    $        17,875.29   $           0.00   $    17,875.29     %  6.750000708
1A7    $       524,649.38   $           0.00   $   524,649.38     %  6.750000064
1A8    $       195,977.38   $           0.00   $   195,977.38     %  6.155999891
1A9    $        74,621.67   $           0.00   $    74,621.67     %  9.041143126
1A10   $           656.47   $           0.00   $         0.00     %  6.750044985
1A11   $       150,116.80   $           0.00   $   150,116.80     %  6.355999894
1A12   $        62,446.32   $           0.00   $    62,446.32     %  7.931999682
1A13   $       113,619.38   $           0.00   $   113,619.38     %  6.750000297
1A14   $         3,520.11   $           0.00   $         0.00     %  6.750003595
1R     $             0.28   $           0.00   $         0.28     % 12.000000000
1RL    $             0.28   $           0.00   $         0.28     %  6.720000000
1M     $        41,692.50   $           0.00   $    41,692.50     %  6.750000000
1B1    $        18,030.94   $           0.00   $    18,030.94     %  6.750000936
1B2    $        10,141.88   $           0.00   $    10,141.88     %  6.750003328
1B3    $         9,016.88   $           0.00   $     9,016.88     %  6.750003743
1B4    $         4,505.63   $           0.00   $     4,505.63     %  6.750007491
1B5    $         6,766.15   $           0.00   $     6,766.15     %  6.750000062

20.      Principal Distribution Amount:                    $       2,653,338.45
                                                              ------------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class PO1                $               923.24       $        0.00
        Class 1A1                $                 0.00       $        0.00
        Class 1A2                $                 0.00       $        0.00
        Class 1A3                $                 0.00       $        0.00
        Class 1A4                $                 0.00       $        0.00
        Class 1A5                $                 0.00       $        0.00
        Class 1A6                $                 0.00       $        0.00
        Class 1A7                $           357,699.08       $        0.00
        Class 1A8                $           412,515.02       $        0.00
        Class 1A9                $           106,948.34       $        0.00
        Class 1A10               $           117,361.47       $      656.47
        Class 1A11               $         1,174,594.31       $        0.00
        Class 1A12               $           391,531.44       $        0.00
        Class 1A13               $            77,464.20       $        0.00
        Class 1A14               $             5,920.08       $    3,520.11
        Class SUP1               $                 0.00       $        0.00
        Class 1R                 $                50.00       $        0.00
        Class 1RL                $                50.00       $        0.00
        Class 1M                 $             5,761.24       $        0.00
        Class 1B1                $             2,491.59       $        0.00
        Class 1B2                $             1,401.45       $        0.00
        Class 1B3                $             1,245.99       $        0.00
        Class 1B4                $               622.61       $        0.00
        Class 1B5                $               934.97       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                           $               0.00
                                                              ------------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                           $               0.00
                                                              ------------------

24.     Subordinate Certificate Writedown Amount:          $               0.01
                                                              ------------------

                                                       Accumulative
                Class       Supported Shortfall    Supported Shortfall
                -----       -------------------    -------------------
                 1B1        $             0.00     $             0.00
                 1B2        $             0.00     $             0.00
                 1B3        $             0.00     $             0.00
                 1B4        $             0.00     $             0.00
                 1B5        $             0.00     $             0.00

25.     Unanticipated Recoveries:                          $               0.00
                                                              ------------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  1A8                %              6.15599989
         Class  1A9                %              9.04114313
         Class  1A11               %              6.35599989
         Class  1A12               %              7.93199968

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
         Class-1B1                                  X
         Class-1B2                                  X
         Class-1B3                                  X
         Class-1B4                                  X
         Class-1B5                                  X

 2.     Base Servicing Fee amount:                         $          35,643.52
                                                                   -------------

 3.     Supplemental Servicing Fee amount:                 $         130,340.42
                                                                   -------------

 4.     Credit Losses for prior month:                     $               0.00
                                                                   -------------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:            % 95.991178    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 11.    Junior Percentage:            %  4.008822
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %100.000000
                                       -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President,
                                                     Investor Operations